Security Income Fund

One Security Benefit Place

Topeka, Kansas 66636-0001

Supplement Dated February 28, 2012

to Summary Prospectus Dated April 29, 2011, as Supplemented

The following information supplements and amends the information in the Summary Prospectus regarding Rydex | SGI High Yield Fund (the “Fund”):

At a meeting held on February 15, 2012, the Board of Directors (the “Board”) approved the addition of a 2% charge on redemptions (including exchanges) of Class A, C and Institutional Class shares of the Fund purchased on or after May 1, 2012 that have been held for 90 days or less.

This change will be implemented effective on or about May 1, 2012. Therefore on or about May 1, 2012 the Fund’s Summary Prospectus will be amended as follows:

Under the “Fees and Expenses of the Fund” section of the Summary Prospectus, the following row will be added as the last row of the “Shareholder Fees” table to reflect the addition of the redemption charge that will apply to Class A, C and Institutional Class shares of the Fund:

	Class A	Class B	Class C	Institutional Class
Redemption Charge (as a percentage of amount redeemed or exchanged)	2%	None	2%	2%

Please Retain This Supplement for Future Reference